Exhibit 99.1

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 OR 15(d) of the Securities
                              Exchange Act of 1934

              Date of Report (Date of the earliest event reported)
                                January 24, 2004
                                ----------------

                            CompX International Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

      Delaware                     1-13905                 57-0981653
-------------------          ------------------        -----------------
 (State or other                 (Commission             (IRS Employer
 jurisdiction of                 File Number)            Identification
  incorporation)                                              No.)

 5430 LBJ Freeway, Suite 1700, Dallas, Texas                   75240-2697
----------------------------------------------               ------------
  (Address of principal executive offices)                     (Zip Code)

               Registrant's telephone number, including area code
                                 (972) 448-1400
                                 --------------


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[   ]     Written  communications  pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

[   ]     Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
          Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
          Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement


Item 2.01.     Completion of Acquisition or Disposition of Assets

               On January 24, 2005 the registrant completed the disposition of all of the net assets of its Thomas Regout precision slide and window furnishing operations, conducted at its facility in the Netherlands, to members of Thomas Regout management (through Anchor Holdings B.V.) for proceeds of $22.9 million. The proceeds consisted of $18.7 million in cash and a subordinated promissory note of $4.2 million. The subordinated note is to be repaid over a period of four years and bears interest at 7% per annum.


Item 7.01      Regulation FD Disclosure.

          The registrant hereby furnishes the information set forth in its press release issued on January 25, 2005, a copy of which is attached hereto as
     Exhibit 99.2 and incorporated herein by reference.

          The information, including the exhibit, the registrant furnishes under this item is not deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01.        Financial Statements and Exhibits

     (b) Pro forma financial information.

          Pro forma condensed consolidated financial statements of the Registrant, which present the pro forma effects of the transaction described in Items 1.01 and 2.01 above, assuming such transaction had occurred as of the dates set forth in the accompanying notes, are included herein as Exhibit 99.1

     (c) Exhibit

     Item No.            Exhibit Index

       99.1      Pro forma financial information of the Registrant.

       99.2      Press release dated January 25, 2005 issued by the registrant

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CompX International Inc.
                                     (Registrant)


                               By:    /s/ Darryl R. Halbert
                                      ----------------------------
                                      Darryl R. Halbert
                                      Vice President, Chief Financial Officer
                                       and Controller


Date:  January 28, 2005